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                                                                    EXHIBIT 10.2

                                 PROMISSORY NOTE


$12,000,000                                              Stamford, Connecticut
                                                                April 17, 1998

            For value received, TRIDEX CORPORATION, ULTIMATE TECHNOLOGY CORPORATION, TRIDEX NC, INC. and PROGRESSIVE SOFTWARE, INC. (the "Borrowers"), hereby jointly and severally promise, to pay to the order of FLEET NATIONAL BANK, (the "Bank") at the office of the Bank at One Landmark Square, Stamford, Connecticut 06901, for the account of the appropriate Lending Office of the Bank, the principal sum of TWELVE MILLION DOLLARS ($12,000,000), in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement. The Borrowers also promise to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the date(s) and in the manner provided in said Credit Agreement.

            This is the Term Note referred to in that certain Credit Agreement (as amended from time to time the "Credit Agreement") dated of even date herewith among the Borrowers and the Bank and evidences the Term Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

            The Borrowers waive presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

                                       192

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            This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut.

            THE BORROWERS AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE TERM LOAN.

                                       TRIDEX CORPORATION


                                       By
                                         -------------------------------------
                                         George T. Crandall
                                         Treasurer


                                       ULTIMATE TECHNOLOGY CORPORATION


                                       By
                                         -------------------------------------
                                         George T. Crandall
                                         Treasurer


                                       PROGRESSIVE SOFTWARE, INC.


                                       By
                                         -------------------------------------
                                         Daniel Bergeron
                                         Treasurer

                                       TRIDEX NC, INC.


                                       By
                                         -------------------------------------
                                         Daniel Bergeron
                                         Treasurer


                                       193
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

           Amount            Amount of        Balance        Notation
Date       of Loan           Payment          Outstanding    By
----       -------           -------          -----------    --



                                        194

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